UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2026

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue,	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Securities 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
3.250% Notes due 2035	CL35	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As part of the previously announced Strategic Growth and Productivity Program, to further optimize and leverage the operating scale and drive growth within the Europe and Africa/Eurasia regions, effective for the quarter ending March 31, 2026, Colgate-Palmolive Company (the “Company”) has realigned its reportable operating segments. Commencing with the Company’s financial reporting for the quarter ending March 31, 2026, the results of its Europe and Africa/Eurasia (excluding Russia and Belarus) reportable operating segments and its Skin Health business (previously within the North America reportable operating segment) will be combined to form a new Europe, Middle East and Africa reportable operating segment. In conjunction with this realignment, Russia and Belarus, which were previously reported within the Africa/Eurasia reportable operating segment, will now be reported within the Asia Pacific reportable operating segment. This reportable operating segment realignment did not impact the Company’s historical consolidated results of operations, financial position or cash flows.

For information purposes and to provide investors with historical information on a basis consistent with its new reporting structure, the Company has recast its historical geographic segment information to conform to the new reporting structure.

Attached as Exhibit 99 and incorporated by reference in this Item 8.01 are schedules containing segment information by operating segment for the years ended December 31, 2025, 2024 and 2023, the three months ended March 31, 2025, the three and six months ended June 30, 2025 and the three and nine months ended September 30, 2025.

As noted above, the segment change and supplemental disclosures discussed above have no impact on the Company’s historical consolidated results of operations, financial position or cash flows. The recast financial information contained in Exhibit 99 does not represent a restatement of the Company’s previously issued financial statements. The information in this Item 8.01, including Exhibit 99, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description

99	Recast segment information of Colgate-Palmolive Company

104	Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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COLGATE-PALMOLIVE COMPANY

Date: March 17, 2026	By:	/s/ Stanley J. Sutula III
Name: Stanley J. Sutula III
Title: Chief Financial Officer

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